Summary of principal accounting policies - Restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Summary of principal accounting policies
Cash and cash equivalents	¥ 787,375	$ 107,870	¥ 588,644
Restricted cash	92,331	12,649	173,246
Long-term restricted cash	20,000	2,740	20,000
Total	¥ 899,706	$ 123,259	¥ 781,890	$ 107,118	¥ 984,381	¥ 1,336,595